SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                             ----------------------


                                   F O R M 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934




Date of Report (Date of earliest event reported):  April 15, 1996
                                                   --------------------------



                   The CIT Group Securitization Corporation II
  ---------------------------------------------------------------------------
              Exact name of registrant as specified in its charter)



                                    Delaware
  ---------------------------------------------------------------------------
                 (State or other jurisdiction of incorporation)



           33-85224                              22-3328188
  ----------------------------------------------------------------------------
  (Commission File Number)            (IRS Employer Identification No.)



                   650 CIT Drive, Livingston, New Jersey 07039
   --------------------------------------------------------------------------
              (Address of principal executive offices and zip code)



Registrant's telephone number, including area code:  (201) 740-5000
                                                     ------------------------



                                       N/A
   --------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Item 5.           Other Events.
                  -------------
                  On April 15, 1996, the Servicer notified The Chase Manhattan Bank (National Association), as Trustee, that the Servicer had discovered an error in its investor reporting system with respect to the CIT RV Owner Trust 1995-B, Class A 6.50% Asset Backed Notes and 6.85% Asset Backed Certificates. This error, which is now corrected, resulted in the inclusion of 15 Defaulted Contracts with principal balances of $366,169.99 at the applicable Cut-Off Dates in the Pool Balance during the months of November 1995 through February 1996.
This resulted in an overstatement of the February 29, 1996 Pool
Balance and reduced the amount payable as principal on the Class A
Notes by $349,377.09 (this figure, which was deposited into the Trust for payment to the Noteholders on April 15, 1996, as an additional principal payment on the Class A Notes, is lower than the principal balances of the Defaulted Contracts because subsequent collections or liquidations of the Defaulted Contracts were already passed through to investors as principal payments). This also had the effect of overstating the delinquency amounts and understating the Defaulted Contracts reported during the four periods affected. The amount of Defaulted Contracts is not indicative of the ultimate losses on these contracts as it does not take into account any future collections or liquidation proceeds on these contracts.

         The investor reporting system was adjusted in March 1996 to properly reflect defaulted accounts. The enclosed restated monthly reports reflect the balances, delinquencies and liquidations as they should have been reported during the two periods of November 1995 and December 1995.


Item 7.           Financial Statements and Exhibits.
                  ---------------------------------
                  (c)      Exhibits.

                           The following are filed herewith.  The exhibit
numbers correspond with Item 601(b) of Regulation S-K.

  Exhibit No.              Description                                  Page
  -----------              -----------                                  ----

      28                   Restated Monthly Reports                       8
                           delivered by the Trustee to
                           Certificateholders in
                           connection with distributions
                           on December 15, 1995 and January
                           15, 1996

SIGNATURES
- ----------
         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             THE CIT GROUP/SALES FINANCING,
                                                   INC., as servicer



                                             By:     /s/ Frank Garcia
                                                  --------------------
                                             Name:       Frank Garcia
                                             Title:      Vice President


Dated:  April 29, 1996

                       THE CIT GROUP/SALES FINANCING, INC.
                        CERTIFICATE OF SERVICING OFFICER


         The undersigned certifies that he is a Vice President of The CIT Group/Sales Financing, Inc., a corporation organized under the laws of Delaware ("CITSF"), and that as such he is duly authorized to execute and deliver this certificate on behalf of CITSF in connection with Section 4.09 of the Pooling and Servicing Agreement, dated as of June 1, 1995 (the "Agreement"), among CITSF, The CIT Group Securitization Corporation II and The First National Bank of Chicago, as Trustee (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further states that:


1.       The Restated Monthly Reports for the periods from November
         1, 1995 to November 30, 1995 and December 1, 1995 to December 31, 1995 attached to this certificate are complete and accurate in accordance with the requirements of Sections 4.09 and 5.08 of the Agreement;

2. The two Restated Monthly Reports attached to this certificate supersede and replace the Monthly Reports for these periods previously delivered by the Trustee; and

3. As of the date hereof, no Event of Termination or event that with notice or lapse of time or both would have become an Event of Termination has occurred and is continuing.


         I have affixed hereto my signature this 10th day of April, 1996.

                                          THE CIT GROUP/SALES FINANCING,
                                          INC.


                                          By: /s/ Frank Garcia
                                             -------------------
                                          Name:   Frank Garcia
                                          Title:  Vice President

                          The CIT RV OWNER TRUST 1995-B
                        CLASS A 6.50% ASSET BACKED NOTES
                         6.85% ASSET BACKED CERTIFICATES
                             REVISED MONTHLY REPORT

                                         End of Period             11/30/95
                                    Determination date             12/12/95
                                     Distribution date             12/15/95




All Payments of Principal on the Contracts                         3,266,364.71
All Payments of Interest on the Contracts                          1,564,839.03
All Liquidation Proceeds on the Contracts with respect
     to Principal                                                     41,730.25
Paid Ahead on Pre-Funding Account                                          0.00
Monthly Advance                                                      108,095.46
Reimbursement of Prior Month Advance                                 (77,027.26)
Transfer from Capitalized Interest Account                               634.39
Investment Earnings on Collection Account                                  9.98


Total Amount Available for Distribution                            4,904,646.56

Distribution Amounts
- --------------------
1. Aggregate Note Distribution                                     4,321,102.44

2. Aggregate Certificate Distribution                                 68,500.00

    Amounts to Holder of GP Interest                                 354,202.07
    Amounts to Servicer                                              157,592.12
    Interest Payment on Cash Collateral Loan                           3,249.93

Total Distribution                                                 4,904,646.56

Interest
- --------
3. Aggregate amount of Interest
                          (a) Note interest @ 6.50%                  959,219.05
                          (b) Certificate interest @ 6.85             68,500.00


4. Total Distribution in respect of interest
                          (a) Note                                   959,219.05
                          (b) Certificate                             68,500.00

Principal
- ---------
Beginning Outstanding Principal Balance of No                    177,086,594.68


5.  Formula Principal Distribution Amount                          3,361,883.39

                          (a) Stated Principal                     1,096,779.88
                          (b) Principal Prepayments                2,169,584.83
                          (c) Liquidated Contracts                    95,518.68
                          (d) Repurchases                                  0.00

6.  Distribution made in respect of Principal
                          (a) Note                                 3,361,883.39
                          (b) Certificate                                  0.00


7.  Outstanding Principal Balance of Notes:                      173,724,711.29

8.  Opening Certificate Balance                                   12,000,000.00
           Distribution made in respect of Principal
           Certificate                                                     0.00
    Closing Certificate Balance                                   12,000,000.00

Contract Pool
- -------------
9.   Closing Pool Balance                                        185,724,711.29
10.  Note Pool Factor                                                   0.98102
11.  Certificate Pool Factor                                            1.00000


Delinquency Information                              Number            Amount
- -----------------------                              ------            ------
12. Delinquent Contracts
                          (a) 31-59 Days              44           1,168,299.49
                          (b) 60-89 Days              15             519,073.93
                          (c) 90 days or more          3             157,785.27

13. Repossessed Contracts                              3             169,436.92
14. Repossessed Contracts Remaining in Inventory       5             214,360.48


Miscellaneous
- -------------

15. Monthly Servicing Fee (including collection account
     interest)                                                       157,582.14

16. Amount of Servicer Fee Paid                                      157,582.14

17. Guarantee Fee                                                             0

18. Opening Balance of funds on deposit in the Pre-
      Funding Account                                                          -
           Monthly interest on Pre-Funding Account                        58.52
           Transfer of funds from Pre-Funding Account
            for Subsequent Contracts                                          -
           Transfer of funds from Pre-Funding Account to
            Capitalized Interest Account                                 (58.52)
           Transfer of funds from Pre-Funding Account to
            Available for Principal Distribution                              -
     Ending  Balance of funds on deposit in the Pre-
        Funding Account                                                       -

19.  Weighted Average Contract Rate of  all Outstanding Contracts         10.17%
     Weighted Average Remaining Term to Maturity Rate of  all
       Outstanding Contracts                                             145.62

20.  Number of Subsequent Contracts                                           0

21.  Aggregate Principal Balance of Subsequent Contracts                   0.00

22.  Number of Subsequent Contracts Purchased                                 0

23.  Aggregate Stated Principal Balance of the Subsequent
      Contracts Purchased                                                  0.00

24.  Amounts to Holder of GP Interest                                354,202.07

25.  Amount of monthly advances by Servicer                          108,095.46

26.  Amount of Non-Reimbursable Payments by Servicer                   1,032.48

27.  Opening Balance of Cash Collateral Account                    5,199,881.34
         Principal Prepayment to Cash Collateral Deposit             (92,451.79)
         Deposit to Cash Collateral Account                                   -

     Available Balance of Cash Collateral Account at the
         End of the current Period                                 5,107,429.55

28.  Amount on deposit in the Certificate Reserve Account                  0.00

29.  Amount withdrawn from the Certificate Reserve Account                 0.00

30.  Amount on deposit in the Alternate Credit Enhancement Account         0.00

31.  Amount withdrawn from the Alternate Credit Enhancement Account        0.00

32.  Opening  Balance in the Capitalized Interest Account                  0.00
          Monthly interest on Capitalized Interest Account               575.87
          Transfer of funds from Pre-Funding Account to
            Capitalized Interest Account                                  58.52
          Transfer of funds from Capitalized Interest Account
            to available for distribution                               (634.39)
     Ending  Balance in the Capitalized Interest Account                   0.00

                          The CIT RV OWNER TRUST 1995-B
                        CLASS A 6.50% ASSET BACKED NOTES
                         6.85% ASSET BACKED CERTIFICATES
                             REVISED MONTHLY REPORT

                                    End of Period                12/31/95
                               Determination date                 1/11/96
                                Distribution date                 1/16/96




All Payments of Principal on the Contracts                         3,446,061.54
All Payments of Interest on the Contracts                          1,526,631.35
All Liquidation Proceeds on the Contracts with respect
  to Principal                                                         9,717.22
Paid Ahead on Pre-Funding Account                                          0.00
Servicer Advances                                                    108,081.91
Reimbursement of Prior Month Advances                                (86,866.07)
Proceeds on Repurchased accounts
Transfer from Capitalized Interest Account                                 0.00
Investment Earnings on Collection Account                                  5.13




Total Amount Available for Distribution                            5,003,631.08

Distribution Amounts
- --------------------
1. Aggregate Note Distribution                                     4,441,660.41

2. Aggregate Certificate Distribution                                 68,500.00

    Amounts to Holder of GP Interest                                 335,604.08
    Amounts to Servicer                                              154,780.85
    Interest Payment on Cash Collateral Loan                           3,085.74

Total Distribution                                                 5,003,631.08

Interest
- --------
3. Aggregate amount of Interest
                                 (a) Note interest @ 6.50%           941,008.85
                                 (b) Certificate interest @ 6.85%     68,500.00


4. Total Distribution in respect of interest
                                 (a) Note                            941,008.85
                                 (b) Certificate                      68,500.00

Principal
- ---------
Beginning Outstanding Principal Balance of Notes:                173,724,711.29


5. Formula Principal Distribution Amount                           3,500,651.56

                                 (a) Stated Principal              1,131,148.74
                                 (b) Principal Prepayments         2,314,912.80
                                 (c) Liquidated Contracts             54,590.02
                                 (d) Repurchases                           0.00

6. Distribution made in respect of Principal
                                 (a) Note                          3,500,651.56
                                 (b) Certificate                           0.00


7.  Outstanding Principal Balance of Notes:                      170,224,059.73

8.  Opening Certificate Balance                                   12,000,000.00
           Distribution made in respect of Principal
             Certificate                                                   0.00
      Closing Certificate Balance                                 12,000,000.00

Contract Pool                                        Number           Amount
- -------------                                        ------           ------
9.   Closing Pool Balance                            7,782       182,224,059.73
10.  Note Pool Factor                                                   0.97985
11.  Certificate Pool Factor                                            1.00000


Delinquency Information                              Number           Amount
                                                     ------           ------
12. Delinquent Contracts
                                 (a) 31-59 Days        58          1,513,317.68
                                 (b) 60-89 Days        17            598,266.52
                                 (c) 90 days or more   10            433,761.35

13. Repossessed Contracts                               1             76,552.77
14. Repossessed Contracts Remaining in Inventory        5            273,836.52

Miscellaneous
- -------------
15. Monthly Servicing Fee (including collection account interest     154,775.72

16.  Amount of Servicer Fee Paid                                     154,775.72

17.  Guarantee Fee                                                         0.00

18.   Opening Balance of funds on deposit in the Pre-Funding
        Account                                                            0.00
           Monthly interest on Pre-Funding Account                         0.00
           Transfer of funds from Pre-Funding Account for
             Subsequent Contracts                                          0.00
           Transfer of funds from Pre-Funding Account to
             Capitalized Interest Account                                  0.00
           Transfer of funds from Pre-Funding Account to Available
              for Principal Distribution                                   0.00
       Ending  Balance of funds on deposit in the Pre-Funding Account      0.00

19. Weighted Average Contract Rate of  all Outstanding Contract           10.16%
       Weighted Average Remaining Term to Maturity Rate of  all
         Outstanding Contracts                                           144.66

20. Number of Subsequent Contracts                                            0

21. Aggregate Principal Balance of Subsequent Contracts                    0.00

22. Number of Subsequent Contracts Purchased                                  0

23. Aggregate Stated Principal Balance of the Subsequent
      Contracts Purchased                                                  0.00

24.  Amounts to Holder of GP Interest                                335,604.08

25.  Amount of Monthly Advances by Servicer                          107,370.57

26.  Amount of Non-Reimbursable Payments by Servicer                     711.34

27.  Opening Balance of Cash Collateral Account                    5,107,429.55
           Principal Prepayment to Cash Collateral Depositor         (96,267.92)
          Deposit to Cash Collateral Account                                  -
       Available Balance of Cash Collateral Account at the End
         of the current Period                                     5,011,161.63

28.  Amount on deposit in the Certificate Reserve Account                  0.00

29.  Amount withdrawn from the Certificate Reserve Account                 0.00

30.  Amount on deposit in the Alternate Credit Enhancement Account         0.00

31.  Amount withdrawn from the Alternate Credit Enhancement Account        0.00

32.  Opening  Balance in the Capitalized Interest Account                  0.00
          Monthly interest on Capitalized Interest Account                    -
           Transfer of funds from Pre-Funding Account to
             Capitalized Interest Account                                     -
           Transfer of funds from Capitalized Interest Account
             to available for distribution                                    -
        Ending  Balance in the Capitalized Interest Account                0.00